                                                                   EXHIBIT 10.58



                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------



                               MEMRY CORPORATION



                                 JUNE 14, 1995

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------


     THIS SECURITIES PURCHASE AGREEMENT ("Agreement") is made as of the 14th day of June, 1995 by and between MEMRY CORPORATION, a Delaware corporation (the "Company"), and _______________________, with an address at
_______________________________________________

_________________________________________ (the "Investor").

     THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.   Purchase and Sale of Securities.
          -------------------------------

          1.1. Purchase and Sale of Shares of Series G Preferred Stock.  Subject
               -------------------------------------------------------
to the terms and conditions of this Agreement, the Investor hereby subscribes for, and upon the Company's acceptance of such subscription on the Closing Date (as hereinafter defined) as evidenced by the Company's execution of this Agreement on the Closing Date, the Company agrees to sell and issue to the Investor, __________________________ (___________) shares (the "Shares") of the
Company's Series G Preferred Stock, par value $100 per share (the "G Preferred"), for a purchase price of ___________________ ______________________
(__________) (the "Purchase Price"), being $6,500 per share. The sale of the Shares pursuant hereto is part of an offering (the "Offering"), which Offering shall terminate not later than July 15, 1995 (the "Termination Date") with respect to cash sales, and August 31, 1995, with respect to exchanges (as described below), of a minimum subscription consisting of the cash sale of 308 shares of G Preferred (the "Minimum Subscription") and a maximum subscription consisting of (a) the cash sale of not more than 538 shares of G Preferred, and
(b) the sale of 55 shares of G Preferred to current investors of the Company who may exchange previously issued securities of the Company, valued at the original purchase price paid for such securities, for shares of G Preferred. The purchasers of shares of G Preferred pursuant to the Offering, collectively with the Investor, are hereinafter referred to as the "Investors."

          1.2  Issuance of Shares; Payment of Purchase Price.
               ---------------------------------------------

          (a) Subject to the terms of paragraph (b) of this Section 1.2, the Company shall deliver to the Investor a certificate representing the appropriate number of shares of G Preferred for which the Investor is subscribing (the "Share Certificate") against delivery to the Company by such Investor of a check in the amount of the Purchase Price.

          (b) Pending the receipt of the Minimum Subscription, the Purchase Price shall be deposited in a special segregated bank account maintained by the Company and not used for any other purpose. When, prior to the Termination Date, at least the Minimum Subscription is obtained, the Share Certificate shall be issued and the Purchase Price, and all interest earned thereon, shall be released to the Company (the "Closing," and such date, the "Closing Date"). If for any reason the Minimum Subscription is not obtained by the Termination Date, the Company will return the Purchase Price to the Investor, without interest.

     2.   Representations and Warranties of the Investor.  The Investor hereby
          ----------------------------------------------
represents and warrants to the Company, and acknowledges and intends that the Company rely thereon, as follows:

          2.1 The Investor is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act of 1933, as amended (the "Act"), and qualifies as such under Rule 501(a)(6) of the Act.

          2.2 The Investor will not sell, assign, pledge, transfer, or otherwise dispose of, whether directly or indirectly, all or any portion of the Shares or any Common Stock obtained upon the exercise or conversion of the Shares or as a stock dividend on the Common Stock so obtained (such Common Stock being hereinafter collectively referred to as the "Underlying Securities"; the Shares and the Underlying Securities are hereinafter collectively referred to as the "Securities") to any person or entity without complying with applicable securities laws;

          2.3 The Investor is acquiring the Securities for the Investor's own account, for investment purposes only and not with a view to any distribution of such Securities;

          2.4 The Investor acknowledges and agrees that the Company has informed the Investor that the Securities are not registered under any securities laws, and therefore that (absent registration under or exemption from applicable securities laws) the Securities are subject to substantial restrictions on transfer and the Securities may not be transferred for an indefinite period of time;

          2.5 The Investor has investigated the purchase of the Securities to the extent the Investor deems necessary or desirable, and the Company has provided the Investor with any assistance in connection therewith which the Investor has requested. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the acquisition of the Securities and of making an informed investment decision with respect thereto and the Investor has the ability to bear the economic risk of an investment in the Company and to withstand a complete loss of its investment. The Investor is financially able to hold the Securities for an indefinite period of time;

          2.6 The Investor is not relying on the Company or any of its directors, officers, employees, or agents for guidance with respect to tax and other applicable laws of any jurisdiction, or other economic considerations, and Investor has been furnished by the Company with all information the Investor has deemed necessary or appropriate in order to form an informed investment decision concerning the purchase of the Securities. The Investor has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the Investor's purchase of the Securities and has been afforded the opportunity to obtain any additional information (to the extent that the Company had such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information otherwise furnished by the Company;

          2.7 The Investor understands that no United States federal or state agency or any agency of any other government has passed upon or made any recommendation or endorsement of any investment in the Company;

          2.8 The Investor has not been organized for the purpose of purchasing the Securities; and

          2.9 The Investor understands that the certificates evidencing the Securities will bear a legend stating in substance:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER FOR SALE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION DOES NOT VIOLATE THE PROVISIONS OF SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

provided, however that the Company agrees to cause such legend to be removed from any certificates representing the Shares after such Shares have been transferred pursuant to an effective registration under the Act or Rule 144 promulgated thereunder.

     3.  Representations and Warranties of the Company.  The Company hereby
         ---------------------------------------------
represents and warrants to the Investor, and acknowledges and intends that the Investor rely thereon, as follows:

          3.1  Authorization.  All action on the part of the Company, its
               -------------
directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein, and for the authorization, execution and delivery of the Shares, have been taken (except that the Company has not reserved for issuance shares of Common Stock to be issued upon the conversion of the Shares nor does the Company currently have authorized and unreserved a sufficient number of shares of Common Stock to allow for the conversion of the Shares). This Agreement, including the exhibits hereto, is a valid and binding obligation of the Company, enforceable in accordance with its terms against the Company.

          3.2  Disclosure.  Neither this Agreement nor any other written
               ----------
statement furnished to the Investor nor its counsel in connection with the investment made hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made.

          3.3  Capitalization.
               --------------

          (a) Upon consummation of the Closing, all issued and outstanding shares of capital stock of the Company will have been duly authorized and validly issued, will be fully paid and nonassessable and will have been offered, issued, sold and delivered by the Company in compliance with applicable federal and state securities laws.

          (b) The Company shall (i) convene a meeting of the Company's stockholders as soon as possible, but in any event prior to the end of 1995 for the purpose of amending the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock to a number sufficient to allow for the full exercise and conversion of the Shares, and (ii) at such meeting, cause such proposed amendment (the "Capitalization Amendment") to be adopted. Promptly upon the adoption of the Capitalization Amendment, the Company shall (i) file with the Delaware Secretary of State a Certificate of Amendment to Certificate of Incorporation giving effect to the Capitalization Amendment and (ii) immediately upon the effectiveness of such filing, reserve a sufficient number of shares of Common Stock to allow for the full exercise and conversion of the Purchased Securities.

          3.4  Certificate of Designations.  The Company has, on or before the
               ---------------------------
Closing Date, adopted and filed with the Delaware Secretary of State a Certificate of Designations, Preferences and Rights of Series G Preferred Stock, attached hereto as Exhibit A (the "Certificate of Designations").

     4.   Registration.  The Company covenants and agrees as follows:
          ------------

          4.1  Definitions.  For purposes of this Section 4:
               -----------

          (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

          (b) The term "Registrable Securities" means (i) the shares of Common Stock of the Investors obtained upon the exercise or conversion of any shares of G Preferred or as a stock dividend on the Common Stock so obtained and any shares of Common Stock (whether issued or issuable) of any other persons and entities which enter into agreements with the Company pursuant to which they become entitled to the privileges and subject to the restrictions of this
Section 4 (collectively, the "Common Shares"), and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Shares, excluding in all cases, however, any Registrable Securities
(i) sold by a person in a transaction in which its rights under this Section 4 are not assigned, (ii) sold pursuant to a registration, or (iii) saleable under paragraph (k) of Rule 144 promulgated under the Act.

          (c) The number of shares of "Registrable Securities then outstanding" shall be the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to exercisable or convertible securities which are, Registrable Securities;

          (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 4.13 hereof; and

          (e) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission (the "SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          4.2  Registration.
               ------------

          (a) The Company shall use its best efforts to effect the registration under the Act of all Registrable Securities on an applicable form (the "Registration Statement") by March 15, 1996. If the Company fails to effect the Registration Statement by March 15, 1996, it will continue to use its best efforts to effect such Registration Statement as soon as possible thereafter.

          (b) The Company shall maintain the effectiveness of the Registration Statement for a period of three years from the effective date therof and shall use its best efforts to allow the Investor to continually sell Registrable Securities pursuant to the Registration Statement free from any stop orders or suspensions by the Company or upon the advice of the Company's counsel or the Investor's counsel to cease trading. The Company shall furnish to the Investor copies of all documents filed and correspondence with the SEC relating to the Registration Statement, and such other information as the Investor shall reasonably request.

          4.3  Piggyback Registration.
               ----------------------

          (a) Whenever the Company proposes to register the sale of any of its equity securities under the Act other than on Form S-4 or Form S-8 promulgated under the Act or any similar form then in effect, the Company shall give written notice thereof to each Holder as soon as practicable (but in any event at least 30 days before such filing), offering such Holder the opportunity to register on such registration statement such number of Registrable Securities as such Holder may request in writing, subject to the provisions of Section 4.3(b) hereof, not later than 20 days after the date of the giving of such notice (a "Piggyback Registration"). Upon receipt by the Company of any such request, the Company shall use reasonable efforts to, or in the case of an underwritten offering, to cause the managing underwriter or underwriters to, include such Registrable Securities in such registration statement(or in a separate registration statement concurrently filed) and to cause such registration statement to become effective with respect to such Registrable Securities. If the Company's registration is to be effected pursuant to an underwritten offering, Registrable Securities registered pursuant to this
Section 4 shall be distributed in accordance with such offering. Notwithstanding the foregoing, if at any time after giving written notice of its intention to register its equity securities and before the effectiveness of the registration statement filed in connection with such registration, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by delivery of written notice to each Holder
(A) in the case of a determination not to effect registration, relieve itself of its obligation to register the Registrable Securities in connection with such registration or (B) in the case of a determination to delay registration, delay the registration of such Registrable Securities for the same period as the delay in the registration of such other equity securities. Each Holder requesting inclusion in a registration pursuant to this Section 4.3 may, at any time before the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company (which notice shall be effective only upon receipt by the Company); provided, however, that if the Company, in consultation with its financial and
--------  -------
legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such holder shall have no right to so revoke its request.

          (b) Notwithstanding the foregoing, with respect to any primary registration that is underwritten and with respect to which the managing underwriter or underwriters advise the Company of an Underwriters Maximum Number (as such term is hereinafter defined), then the Company will so notify all Holders requesting inclusion in such registration and will be required to include in such registration, to the extent of the Underwriters Maximum Number:

first, any equity securities that the Company proposes to sell for its own
-----
account; second, the Registrable Securities requested by Holders to be included
         ------
in such registration and any equity securities requested to be included in such registration by other holders of such securities allocated pro rata among such
                                                           --- ----
Holders and other holders on the basis of the number of securities requested to be included therein by each such Holder or other holder; provided, however, the
                                                         --------  -------
Company shall not be permitted to reduce the number of Registrable Securities included in such registration to less than 33 1/3% of the number of Registrable Securities sold in such offering.

          (c) If any Piggyback Registration is in the form of an underwritten offering, the managing underwriter or underwriters and any additional investment bankers and managers to be used in connection with such registration shall be selected by the Company (subject to any separate agreement with the holders on behalf of which a secondary underwritten offering is being made). The selection of such underwriters shall also be subject to the approval by the Holders participating in such underwritten offering holding a majority of the Registrable Securities being registered, which approval shall not be unreasonably withheld.

          (d) All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, and each Holder selling Registrable Securities shall participate in such underwriting.

          (e) If any Holder or other holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 180 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

          (f) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

          4.4  Registrations on Form S-3.  At any time after the termination of
               -------------------------
the effectiveness of the Registration Statement as the Company shall be qualified for the use of Form S-3, the Holders of at least 25% of the Registrable Securities shall have the right to request in writing an unlimited number of registrations of the resale of Registrable Securities on Form S-3, which request or requests shall (a) specify the number of Registrable Securities intended to be sold or disposed of and the holders thereof, (b) state the intended method of disposition of such Registrable Securities and (c) relate to Registrable Securities having an anticipated aggregate offering price of at least $500,000; provided, however, the Company shall not be required to effect
                --------  -------
such a registration more than once every twelve calendar months.

          4.5  Holdback Agreement.  If the Company at any time shall register
               ------------------
shares of Common Stock under the Act for sale to the public, the Investor shall not sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any Registrable Securities (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Investor, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement. The Company shall obtain the agreement of any person permitted to sell shares of stock in a registration to be bound by and to comply with this Section 4.5 as if such person was an Investor hereunder.

          4.6  Obligations of the Company.  Whenever required under this Section
               --------------------------
4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and keep such registration statement effective until the earlier to occur of the third anniversary of the effective date of such registration statement and the sale of all of the Registrable Securities shall by the Investor;

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of the securities covered by such registration statement;

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders to enable the Holders to consummate the disposition in such jurisdictions of such securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering (each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement);

          (f) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein not misleading in the light of the circumstances then existing; and

          (g) Furnish, at the request of any Holder, on the date that such Holder's Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 4, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective,
(i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders and (ii) a letter, dated such date, from the independent public accountants of the Company, in form and substance as is customarily given by independent public accounts to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Holders.

          4.7  Obligations of Selling Holders.
               ------------------------------

          (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 4 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company in writing such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          (b) The Holders of Registrable Securities included in the registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus.

          4.8  Expenses of Registration.  All expenses other than underwriting
               ------------------------
discounts and commissions incurred in connection with registrations, filings, or qualifications, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, transportation expenses, mailing expenses, and the fees and disbursements of counsel for the selling Holders shall be borne and paid by the Company.

          4.9  Underwriting Requirements.  In connection with any offering
               -------------------------
involving an underwriting of shares being issued by the Company, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of Securities to be sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the "Underwriters Maximum Number") (subject to the provisions of Section 4.3 hereof with respect to securities included pursuant to a Piggyback Registration, the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling holder or in such other proportions as shall mutually be agreed to by such selling Holders).

          4.10 Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

          4.11 Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement under this Section 4:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder requesting to join in such registration, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements made therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law applicable to the Company in connection with any such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided however, that the indemnity agreement contained in this subsection 4.11(a) shall not apply to amounts paid in settlement of any such loss, claim, damage liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 4.11(b) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 4.11(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

          (c) Promptly after receipt by an indemnified party under this Section
4.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnified party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.11, but omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.11.

          (d) The obligations of the Company and Holders under this Section 4.11 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 4, and otherwise.

          4.12 Reports Under Securities Exchange Act of 1934.  With a view to
               ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees on and after the Closing to:

          (a) Make and keep public information available, as those terms are understood and defined in Rule 144;

          (b) Use its best efforts to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities;

          (c) File with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (d) Furnish to any Holder, so long as the Holder owns Registrable Securities representing two percent (2%) or more of the Company's Common Stock,
(i) forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) substantially concurrently with the filing thereof, copies of the annual and quarterly reports of the Company filed with the SEC and such other reports and documents so filed by the Company, (iii) as soon as they shall become available to the Company, any and all audited financial statements of the Company and management letters from the Company's independent auditors and the Company's response thereto, and (iv) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

          4.13 Assignment of Registration Rights.  The rights to cause the
               ---------------------------------
Company to register Registrable Securities pursuant to this Section 4 may be assigned by a Holder to a transferee or assignee of such securities provided the Company is, prior to or simultaneously with such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

          4.14 Amendment of Registration Rights.  Any provision of this Section
               --------------------------------
4 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

       5. Covenants of the Company.
       -- ------------------------

       The Company hereby covenants and agrees as follows:

          5.1  Financial Information.
               ---------------------

               (a) The Company shall furnish the following reports to the
Investor:

          (i) as soon as practicable after the end of each fiscal quarter (except the fourth quarter), and in any event within 45 days thereafter, an unaudited income statement and statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter; and

          (ii) as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, an income statement and statement of cash flows for such fiscal year, a balance sheet of the Company as of the end of such fiscal year, and a statement of changes in financial condition for such fiscal year, audited by independent public accountants of recognized national standing selected by the Company;

          (b) All financial statements provided for above shall be prepared in accordance with general accepted accounting principles applied on a consistent basis (except that such unaudited financial statements may be prepared without footnotes and will be subject to normal year-end audit adjustments).

          (c) The Investor agrees that any information obtained by such Investor pursuant to this Section 4.1 which may be proprietary to the Company or otherwise confidential shall not be disclosed without the prior written consent of the Company. The Investor further acknowledges and understands that any information so obtained which may be considered "inside" non-public information will not be utilized by the Investor in connection with purchases and/or sales of the Company's securities except in compliance with applicable state and federal anti-fraud statutes.

          5.2  Access of Records.  So long as the Investor holds any shares of G
               -----------------
Preferred, the Company will afford the Investor and its counsel and other authorized representatives, free and full access and opportunity, at all reasonable times during normal business hours and upon reasonable notice, to all books, records and properties of the Company and to discuss the business, affairs and finances of the Company with the officers of the Company. Each Investor shall maintain the confidentiality of any information obtained by it pursuant to this Section 5.2 that is not known to the public or among persons providing similar services and, in connection with the review of any proprietary or confidential information of the Company by such employees or representatives execute a non-disclosure agreement with respect to their review of such proprietary or confidential information.

     6.   Miscellaneous.
          -------------

          6.1  Survival of Warranties.  The warranties, representations and
               ----------------------
covenants of the Company and Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

          6.2  Successors and Assigns.  The terms and conditions of this
               ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          6.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of Connecticut as applied to agreements among Connecticut residents entered into and to be performed entirely within Connecticut.

          6.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this agreement.

          6.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) 48 hours after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties, (iii) upon transmission of a confirmed telecopy to such party at a telecopier number furnished by such party for such purpose, or (iv) upon delivery to such address by Federal Express or other courier service.

     6.7  Amendments and Waivers.  Except as specified in Section 4.14, any term
          ----------------------
of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the outstanding Shares. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

          6.8  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          6.9  Indemnification.
               ---------------

          (a) The Company shall, with respect to the representations, warranties, covenants and agreements made by the Company herein, indemnify, defend and hold the Investor harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of the Company.

          (b) The Investor shall, with respect to the representations, warranties, covenants and agreements made by the Investor herein, indemnify, defend and hold the Company harmless against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including legal and accounting fees and expenses), arising from the untruth, inaccuracy or breach of any such representations, warranties, covenants or agreements of the Investor.

          6.10  Remedies.  In case any one or more of the covenants and/or
                --------
agreements set forth in this Agreement shall have been breached by the Company, the Investor may proceed to protect and enforce its or their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. A party acting pursuant to this Section 6.10 shall be indemnified against all liability, loss or damage, together with all reasonable costs land expenses related thereto (including legal and accounting fees and expenses) in accordance with Section 6.9.

          6.11 Nouns and Pronouns.  Whenever the context may require, any
               ------------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

          6.12 Information to be Provided by Investor.  Investor agrees to
               --------------------------------------
provide to the Company such information as the Company may reasonably request in order to make accurate and timely required filings and disclosures to its stockholders and to federal, state and self-regulatory agencies.

          6.13 Confidentiality.  Any information provided to Investor pursuant
               ---------------
to this Agreement shall be used by the Investor solely for, and will only be disclosed to Investor's officers, employees, agents and professional advisors who need to know such information and who will use such information solely for, the purpose of evaluating the Investor's investment in the Company and in furtherance of its interests as an investor in the Company, and the Investor will, and will cause such officers, employees, agents and professional advisors to, maintain the confidentiality of all non-public information of the Company obtained pursuant to this Agreement which is designated by the Company as confidential and which could not otherwise be legally and legitimately obtained by the Investor.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                    MEMRY CORPORATION
                                    57 Commerce Drive
                                    Brookfield, Connecticut  06804


                                    By:
                                       ____________________________
                                       James G. Binch, President



                                    INVESTOR


                                    _______________________________
                                    Name:
                                          Title, if appropriate: